Exhibit 10.34

AMENDED AND RESTATED PLEDGE AGREEMENT

By

CONSTAR INTERNATIONAL INC.

and

THE DOMESTIC SUBSIDIARIES PARTY HERETO,

as Pledgors

and

CITICORP NORTH AMERICA, INC.,

as Collateral Agent

Dated as of November 20, 2002

and

Amended and Restated as of December 23, 2003.

-i-

AMENDED AND RESTATED PLEDGE AGREEMENT

AMENDED AND RESTATED PLEDGE AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) dated as of December 23, 2003, among CONSTAR INTERNATIONAL INC., a Delaware corporation ( the “Borrower”), each Domestic Subsidiary of Borrower listed on Schedule I hereto (collectively, together with each Domestic Subsidiary that becomes a party hereto pursuant to Section 24 of this Agreement, the “Subsidiary Guarantors” and, together with Borrower, the “Pledgors”) and CITICORP NORTH AMERICA, INC., as collateral agent (in such capacity, and together with any successors in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Security Agreement (as hereinafter defined)).

R E C I T A L S

(A) The Borrower, Citicorp North America, Inc., as administrative agent (in such capacity and together with any successors in such capacity, the “Administrative Agent”) for the Lenders (as hereinafter defined), JP Morgan Chase Bank, as documentation agent (in such capacity and together with any successor in such capacity, the “Documentation Agent”), SunTrust Bank, as co-documentation agent (in such capacity and together with any successor in such capacity, the “Co-Documentation Agent”), Deutsche Bank Securities Inc., as syndication agent (in such capacity, and together with any successors in such capacity, the “Syndication Agent”), Salomon Smith Barney Inc. and Deutsche Bank Securities Inc., as joint lead arrangers and joint bookrunners (in such capacities, and together with any successors in such capacities, the “Arrangers”), and the lending institutions from time to time party thereto (together with the Administrative Agent, the Documentation Agent and the Arranger in their capacity as a lender, the “Lenders”) have, in connection with the execution and delivery of this Agreement, entered into that certain credit agreement, dated as of November 20, 2002, as amended and restated on December 23 2003 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement” which term shall also include and refer to any successor or replacement; capitalized terms used herein and not defined herein shall have meanings assigned to such terms in the Credit Agreement), providing for the making of Loans to the Borrower and the issuance of and participations in Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement.

(B) The Term C Lenders have agreed to the making of the Term C Loans to the Borrower, pursuant to and upon the terms and subject to the conditions specified in, the Credit Agreement.

(C) Each Subsidiary Guarantor has, pursuant to the Guarantee Agreement, dated as of November 20, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time) among other things, unconditionally guaranteed the obligations of the Borrower under the Credit Agreement.

(D) The Borrower and each Subsidiary Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Credit Agreement and is, therefore, willing to enter into this Agreement.

(E) It is contemplated that one or more of the Pledgors may enter into one or more Hedging Agreements with one or more of the Lenders or their respective Affiliates (collectively, the “Hedging Exchangers”) fixing interest rates, commodity prices or foreign currency rates pursuant to the Credit Agreement.

(F) It is contemplated that, to the extent permitted by the Credit Agreement, one or more of the Grantors may from time to time enter into one or more Cash Management Agreements (as defined in the Security Agreement) with one or more Lenders or their respective Affiliates (collectively, the “Cash Management Exchangers”).

(G) The Collateral Agent (for its benefit and the benefit of the Second Lien Secured Parties and Citicorp as collateral agent for the First Lien Secured Parties have entered into the Intercreditor Agreement, which agreement provides for the respective interests of the various parties relating to the Collateral (as hereinafter defined).

(H) Each Pledgor is or, as to Collateral (as hereinafter defined) acquired by such Pledgor after the date hereof will be, the legal and/or beneficial owner of the Collateral pledged by it hereunder.

(I) Contemporaneously with the execution and delivery of this Agreement, the Borrower and the Subsidiary Guarantors have executed and delivered to the Collateral Agent an Amended and Restated Security Agreement (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

(J) This Agreement is given by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties to secure the payment and performance of all of the Obligations.

NOW THEREFORE, in consideration of the foregoing and other benefits accruing each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Parties (and each of their respective successors and assigns), as follows:

SECTION 1. Pledge. (a) The following Liens on the Collateral are hereby granted:

(i) As security for the payment and performance, as the case may be, in full of the First Priority Obligations, each Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Collateral Agent, its successors and assigns, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the First Priority Secured Parties, a first priority security interest in all of such Pledgor’s right, title and interest in, to and under (a) all the shares of capital stock and other Equity Interests owned by it (including, without limitation, those listed on Schedule II hereto) and any shares of capital stock and other Equity Interests of any Subsidiary obtained in the future by such Pledgor and the certificates representing all such shares or interests (collectively, the “Pledged Stock”); provided that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding shares of voting stock of any Non-U.S. Subsidiary or (ii) to the extent that applicable law requires that a Subsidiary of the Pledgor issue directors’ qualifying shares, such qualifying shares; (b)(i) all debt securities (including, without limitation, those listed opposite the name of the Pledgor on Schedule II hereto), (ii) all debt securities, in the future issued to the Pledgor and (iii) all promissory notes and any other instruments evidencing such debt securities (the “Pledged Debt Securities”); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms hereof; (d) subject to Section 5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and (b) above; (e) subject to Section 5, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all proceeds of any and all of the foregoing (all the foregoing, collectively, the “Collateral.”)

(ii) As security for the payment or performance, as the case may be, in full of the Second Lien Obligations, each Pledgor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates, transfers and grants to the Collateral Agent and its successor and assigns, for the ratable benefit of the Second Lien Secured Parties, a security interest in, all of such Pledgor’s right, title and interest in, to and under the Collateral; provided that the Liens granted pursuant to this clause shall be subject and subordinate to the Liens granted to secure the First Lien Obligations pursuant to the immediately preceding clause and further subject to the provisions of the Intercreditor Agreement.

The Liens granted hereunder to secure the First Lien Obligations and the Second Lien Obligations are collectively referred to herein as the “Security Interest”.

(b) Upon delivery to the Collateral Agent, (a) any stock certificates, notes or other securities now or hereafter included in the Collateral (the “Pledged Securities”) shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each subsequent delivery of Pledged Securities shall be accompanied by a schedule describing the securities then being pledged hereunder, which schedule shall be attached hereto as a supplement to Schedule II and made a part hereof. Each schedule so delivered shall supplement any prior schedules so delivered.

TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 2. Delivery of the Collateral. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Stock and Pledged Debt Securities.

(b) Each Pledgor will cause any Indebtedness for borrowed money owed to such Pledgor by any Person to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms hereof.

SECTION 3. Representations, Warranties and Covenants. Each Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Collateral Agent that:

(a) the Pledged Stock represents that percentage as set forth on Schedule II of the issued and outstanding shares of each class of the capital stock or other Equity Interests of the issuer with respect thereto;

(b) except for the security interests granted hereunder, such Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II, (ii) holds the same free and clear of all Liens (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and (iv) subject to Section 5, will cause any and all Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

(c) the Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Liens created by this Agreement), however arising, of all Persons whomsoever;

(d) no consent of any other Person (including stockholders or creditors of any Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledges effected hereby;

(e) by virtue of the execution and delivery by the Pledgors of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Collateral are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a valid and perfected first lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations;

(f) the pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein;

(g) all of the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable;

(h) all information set forth herein relating to the Pledged Securities is accurate and complete in all material respects as of the date hereof; and

(i) the pledge of the Pledged Securities pursuant to this Agreement does not violate Regulation U or X of the Federal Reserve Board or any successor thereto as of the date hereof.

SECTION 4. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, in accordance with the Intercreditor Agreement, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgors, endorsed or assigned in blank or in favor of the Collateral Agent; provided that the Collateral Agent shall not exercise such right without the consent of Borrower in the event an Event of Default is not continuing. Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 5. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

(i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that such Pledgor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same;

(ii) The Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below; and

(iii) Each Pledgor shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Pledged Securities to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws. All noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-

in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

(b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to dividends, interest or principal that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal. All dividends, interest or principal received by the Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7. After all Events of Default have been cured or waived, the Collateral Agent shall, within five (5) Business Days after all such Events of Default have been cured or waived, repay to each Pledgor all cash dividends, interest or principal (without interest), that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise required pursuant to the provisions of the Collateral Sharing Agreement, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights and such permission shall be deemed to have been granted absent notice to the contrary to the Pledgors from the Collateral Agent. After all Events of Default have been cured or waived, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

SECTION 6. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, subject to applicable regulatory and legal requirements, the Collateral Agent may sell or otherwise dispose of the Collateral, or any part thereof, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give a Pledgor ten (10) days’ prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of such Pledgor’s Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any Obligation then due and payable to such Secured Party from any Pledgor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) no Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral orally portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-611 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

SECTION 7. Application of Proceeds of Sale. The proceeds of any sale of Collateral pursuant to Section 6, as well as any Collateral consisting of cash, shall be applied by the Collateral Agent as provided in the Collateral Sharing Agreement and the Intercreditor Agreement.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 8. Collateral Sharing Agreement. By becoming a party to this Agreement, each Pledgor agrees to be bound by the terms of the Collateral Sharing Agreement and, without limiting the generality of the foregoing, expressly agrees that all obligations and liabilities of a Pledgor thereunder apply to such Pledgor with the same force and effect as if such Pledgor were a signatory thereto.

SECTION 9. Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Collateral Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest provided that the Collateral Agent shall only take any action pursuant to such appointment upon the occurrence and during the continuation of an Event of Default. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect therefor any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 10. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Pledgor in any case shall entitle such Pledgor or any other Pledgor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply.

SECTION 11. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

SECTION 12. Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default hereunder, if for any reason the Collateral Agent desires to sell any of the Pledged Securities of Borrower at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Securities to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Securities. Each Pledgor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling Persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Securities by the Collateral Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section 12. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 12 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 12 may be specifically enforced.

SECTION 13. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, the Collateral Sharing Agreement, the Intercreditor Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Collateral Sharing Agreement, the Intercreditor Agreement any other Loan Document or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

SECTION 14. Termination or Release. (a) This Agreement and the security interests granted hereby (i) shall terminate when all the Obligations have been indefeasibly paid in full, the Lenders have no further commitment to lend under the Credit Agreement or to issue or participate in Letters of Credit and (ii) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Pledgor upon the bankruptcy or reorganization of the Borrower, any Pledgor or otherwise. In connection with the foregoing, the Collateral Agent shall execute and deliver to each Pledgor, at such Pledgor’s expense, all Uniform Commercial Code termination statements and similar documents which such Pledgor shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 14(a) shall be without recourse to or warranty by the Collateral Agent.

(b) Upon any sale or other transfer by any Pledgor of any Collateral that is permitted under each Loan Document to any Person that is not a Pledgor, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, the security interest in such Collateral shall be automatically released. If the Equity Interests of a Pledgor are sold, transferred or otherwise disposed of to a Person that is not an Affiliate pursuant to a transaction permitted by Section 6.05 of the Credit Agreement that results in such Pledgor ceasing to be a Subsidiary, or upon the effectiveness of any written consent pursuant to Section 9.08 of the Credit Agreement to the release of the security interest granted by such Pledgor hereby, such Pledgor shall be released from its obligations under this Agreement without further action.

(c) In connection with any termination or release pursuant to paragraph (a) or (b), the Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor’s expense, all documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 14 shall be without recourse to or warranty by the Collateral Agent.

SECTION 15. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Pledgor that is a Domestic Subsidiary shall be given to it at the address for notices set forth on Schedule I, with a copy to Borrower.

SECTION 16. Further Assurances. Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder.

SECTION 17. Binding Effect; Several Agreement; Assignment. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

SECTION 18. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by any Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans, and the Lender’s issuance of and participations in Letters of Credit, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

(b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. It is understood and agreed that this Agreement shall create separate security interests in the Collateral securing the First Priority Obligations and Second Priority Obligations, as provided in Section 1, and that any determination by any court with jurisdiction that the security interest securing any Obligation or class of Obligations is invalid for any reason shall not in and of itself invalidate the security interest securing any other Obligations hereunder.

SECTION 19. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 17. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 21. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

SECTION 22. Jurisdiction; Consent to Service of Process. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court referred to in paragraph (a) of this Section. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Pledgor or its properties in the courts of any jurisdiction.

(b) Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in SECTION 15. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 23. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY

HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 24. Additional Pledgors. Pursuant to Section 5.11 of the Credit Agreement, each Domestic Subsidiary of Borrower that was not in existence or not a Domestic Subsidiary on the date of the Credit Agreement is required to enter into this Agreement as a Pledgor upon becoming a Domestic Subsidiary if such Subsidiary owns or possesses property of a type that would be considered Collateral hereunder. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

SECTION 25. Execution of Financing Statements. Pursuant to Section 9-509 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions, each Pledgor authorizes the Collateral Agent to file financing statements with respect to the Collateral owned by it without the signature of such Pledgor in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

CONSTAR INTERNATIONAL INC.

By:	/s/ James C. Cook

	Name:	James C. Cook
	Title:	Executive Vice President
	Address:	One Crown Way
Philadelphia, Pennsylvania 19154
Attention: James Cook
Telecopy: (215) 552-3700

THE DOMESTIC SUBSIDIARIES LISTED ON SCHEDULE I HERETO

By:	/s/ James C. Cook

	Name:	James C. Cook
	Title:	Executive Vice President
	Address:	c/o Constar International Inc.
One Crown Way
Philadelphia, Pennsylvania 19154
Attention: James Cook
Telecopy: (215) 552-3700

CITICORP NORTH AMERICA, INC.,
as Collateral Agent,

By:	/s/ Myles Kassin

	Name:	Myles Kassin
	Title:	Vice President
	Address:	390 Greenwich Street
New York, New York 10013
Attention: Suzanne Crymes
Telecopy: (212) 732-8577